UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

AVROBIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square
Sixth Floor
Cambridge, MA 02139
(Address of principal executive offices, including zip code)

(617) 914-8420
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by AVROBIO, Inc. (the “Company”) on May 22, 2023 (the “Prior Form 8-K”) and is being filed solely to amend and supplement the Company’s disclosure under Item 2.05 of the Prior Form 8-K. Except as provided below, the Prior Form 8-K and any exhibits thereto are otherwise unaltered by this Amendment.

Item 2.05	Costs Associated with Exit or Disposal Activities.

As previously disclosed in the Prior Form 8-K, the Company was unable to make a determination of the estimated amount or range of amounts of the charge that will result in future cash expenditures in connection with the sale of the Company’s cystinosis gene therapy program and all other assets of the Company specifically related to this program (the “Asset Sale”). The Company has now determined that no material charges are expected to be incurred in connection with the Asset Sale.

Forward Looking Statements

This Current Report on Form 8-K/A and certain of the materials furnished or filed herewith contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s estimate of cash expenditures that it expects to incur in connection with the Asset Sale. Any such statements that are not statements of historical fact may be deemed to be forward-looking statements.

Any forward-looking statements are based on the Company’s current expectations, estimates and projections only as of the date of this report on Form 8-K and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially and adversely from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our subsequent periodic reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: June 14, 2023	By:	/s/ Erik Ostrowski
Erik Ostrowski
President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer